UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
November 16, 2009

Titanium Metals Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement; Amendment of Material Definitive Agreement.

On November 12, 2009, Titanium Metals Corporation (“TIMET”) entered into a new, long-term titanium supply agreement with The Boeing Company (“Boeing”) pursuant to Special Business Provisions and General Terms Attachment (the “Supply Agreement”).  As part of entering into the Supply Agreement, TIMET and Boeing amended the terms of the current Special Business Provisions (the “SBP Amendment”), which expires December 31, 2010.

The Supply Agreement will be effective as of January 1, 2011 and will expire December 31, 2015.  The Supply Agreement provides for, among other things, mutual annual purchase and supply commitments, the extension of the global titanium scrap recycling program, and the utilization of the TIMET Global Service Center Network.  The SBP Amendment sets forth, among other things, the annual purchase commitments for 2009 and 2010.

The Supply Agreement and the SBP Amendment will be filed as Exhibits to TIMET’s Annual Report on Form 10-K for the calendar year ending December 31, 2009, and portions of the Supply Agreement and SBP Amendment will be omitted pursuant to requests for confidential treatment.  The foregoing summary of the Supply Agreement and SBP Amendment is qualified in its entirety by reference to all of the terms of the Supply Agreement and SBP Amendment.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on November 16, 2009, a copy of which is attached hereto as Exhibit 99.1 to this current report.  This exhibit that the registrant has furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

10.1*
Special Business Provisions between The Boeing Company and Titanium Metals Corporation, incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K/A filed with the SEC on November 17, 2006.

	99.1**	Press release dated November 16, 2009 issued by the registrant.

* Certain portions of this exhibit have been redacted pursuant to a request for confidential treatment filed with the SEC.   The non-public information that has been omitted from the document has been separately filed with the SEC.  Each redacted portion of this document is indicated by a "[ * ]" and is subject to the request for confidential treatment submitted to the SEC.  The redacted information is confidential information of the registrant and The Boeing Company.

** Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation
(Registrant)

By: /s/ A. Andrew R. Louis
Date: November 16, 2009	A. Andrew R. Louis, Assistant Secretary

INDEX TO EXHIBITS

Exhibits

Item No.	Exhibit Index

10.1*
Special Business Provisions between The Boeing Company and Titanium Metals Corporation, incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K/A filed with the SEC on November 17, 2006.

99.1**	Press release dated November 16, 2009 issued by the registrant.

* Certain portions of this exhibit have been redacted pursuant to a request for confidential treatment filed with the SEC.   The non-public information that has been omitted from the document has been separately filed with the SEC.  Each redacted portion of this document is indicated by a "[ * ]" and is subject to the request for confidential treatment submitted to the SEC.  The redacted information is confidential information of the registrant and The Boeing Company.

** Filed herewith.